UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): March 18, 2005


                               MAC FILMWORKS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


               333-70526                                74-2820999
               ---------                                ----------
       (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)


           9464 Mansfield Road, Suite A-1, Shreveport, Louisiana 71118
       -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (318) 687-8785
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act.

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 18, 2005, Mac Filmworks, Inc. (the "Company"), entered into an asset purchase agreement with Amity Entertainment, Inc. ("Amity"), pursuant to which Amity has agreed to purchase the Company's right, title and interest in 98 films.

      In consideration for the film purchase, Amity has agreed to pay up to $1,850,000.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired.

          Inapplicable.

     (b)  Pro  Forma  Financial  Information.

          Inapplicable.

     (c)  Exhibits

    Exhibit Number   Exhibit Description
    --------------   -------------------

         10.1        Asset Purchase Agreement by and between Mac Filmworks, Inc.
                     and Amity Entertainment, Inc. dated March 18, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MAC FILMWORKS, INC.


                                   By: /s/ JIM MCCULLOUGH
                                      -----------------------------------------
                                           Jim McCullough,
                                           Chairman and Chief Executive Officer


DATE: March 30, 2005

                                  EXHIBIT INDEX
                                  -------------

    Exhibit Number   Exhibit Description
    --------------   -------------------

         10.1        Asset Purchase Agreement by and between Mac Filmworks, Inc.
                     and Amity Entertainment, Inc. dated March 18, 2005.